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                                                                   EXHIBIT 99.10

              FORM OF CAPITAL MARKETS DEBT SUBORDINATION PROVISIONS

     As used herein, capitalized terms used herein which are defined in the Credit Agreement (as defined below) shall have such defined meanings when so used, and the following terms shall have the following meanings:

          "Covad" means Covad Communications Group, Inc., a Delaware corporation.

          "Credit Agreement" means the Credit Agreement dated as of November 12, 2001 (as the same may from time to time be supplemented, amended or otherwise modified), between SBC and Covad.

          "Holder" means a Person in whose name a Note is registered.

          "Indenture" means an indenture (as the same may from time to time be supplemented, amended or otherwise modified in accordance with its terms) between an Issuer and the Trustee under such indenture pursuant to which Notes are issued, which shall in any event provide for the subordination of the Notes and all Subordinated Note Obligations (as hereinafter defined) to the same extent as, or to a greater extent than, and on terms no less favorable to SBC in any respect than, those set forth herein and, without limiting the generality of the foregoing, shall contain the subordination provisions set forth herein, mutatis mutandis, and shall provide that such provisions shall not be amended or modified in any way without the prior, written consent of SBC.

          "Issuer" means Covad and/or one or more of its subsidiaries (whether one or more) as issuer of Notes pursuant to an Indenture.

          "Notes" means any notes or other evidences of indebtedness contemplated by Section 7.2(j)(i) of the Credit Agreement (including, without limitation, any guarantees thereof) that are issued pursuant to or in connection with an Indenture, all of which shall in all respects be subordinated in rank and right of payment to the indefeasible payment in full of all Senior Indebtedness, as hereinafter set forth.

          "Original Issue Date" means the date on which Notes are first issued and authenticated under the Indenture.

          "Resale Agreement" means the Resale Agreement, dated as of November 12, 2001 (as the same may from time to time be supplemented, amended or otherwise modified), among SBC, Covad and the other Resale Agreement Covad Parties.

          "SBC" means SBC Communications Inc., a Delaware corporation.

          "Trustee" means, with respect to any Notes, the trustee party to the Indenture under which the Notes are issued by the Issuer.


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     In addition, the words "herein", "hereof" and "hereunder" and other words of similar impact refer to these provisions as a whole, and not to any particular section, subsection or clause contained herein. Unless the context hereof clearly requires otherwise, references to the plural include the singular; references to the singular include the plural; the term "including" is not limiting; and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or".

                                    ARTICLE I

                                  SUBORDINATION

     1.1 Agreement to Subordinate. The Issuer agrees, and each Holder by accepting a Note agrees, that the Subordinated Note Obligations and the payment thereof are subordinated in rank and right of payment, to the extent and in the manner set forth in this Article I, to the prior payment in full in cash or cash equivalents of all Senior Indebtedness, whether outstanding on the Original Issue Date or thereafter incurred and that the subordination is for the benefit of the holders of Senior Indebtedness. The provisions of this Article I shall constitute a continuing offer to all Persons that, in reliance upon such provisions, become holders of, or continue to hold Senior Indebtedness, and they or each of them including, without limitation, SBC, may enforce the rights of holders of Senior Indebtedness hereunder, subject to the terms and provisions hereof.

     1.2 Certain Definitions.

     "cash equivalents" means direct obligations of, or obligations guaranteed by, the United States of America, and the payment for which the United States pledges its full faith and credit maturing not more than 90 days after the date of the acquisition thereof.

     "Permitted Junior Securities" means unsecured debt securities of the Issuer that are subordinated to all Senior Indebtedness (and any debt securities issued in exchange for Senior Indebtedness) to the same extent as, or to a greater extent than, the Notes are subordinated to Senior Indebtedness.

     "Representative" means SBC or any trustee, agent or representative for any Senior Indebtedness.

     "Senior Indebtedness" means all principal of and premium, if any, and interest on (including, without limitation, interest accruing subsequent to the filing of, or which would have accrued but for the filing of, a petition for bankruptcy, whether or not such interest is an allowable claim in such bankruptcy proceeding), and all penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under, and all other amounts of any nature whatsoever owing in respect of, pursuant to or in connection with (i) the Credit Agreement and the Loan Documents, including, without limitation, the Obligations, and (ii) the Resale Agreement including, without limitation, any repayment obligation in respect of all or any portion of the Prepayment for Services (as defined in the Resale Agreement), irrespective of when such repayment obligation may arise under the Resale Agreement.

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     "Subordinated Note Obligations" means all principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under, and all other amounts of any nature whatsoever owing in respect of, pursuant to or in connection with, the Indenture, the Notes and any other documentation governing the Notes, including, without limitation, payment of the Notes (including, without limitation, upon the acceleration or redemption thereof), together with and including, without limitation, any amounts received or receivable upon the exercise of rights of rescission or other rights of action (including, without limitation, claims for damages) or otherwise.

     A "distribution" or "payment" may consist of a distribution, payment or other transfer of assets by or on behalf of the Issuer (including, without limitation, a redemption, repurchase or other acquisition of the Notes) from any source, of any kind or character, whether in cash, securities or other property, by set-off or otherwise.

     1.3 Liquidation; Dissolution; Bankruptcy. Upon any distribution to creditors of the Issuer in a liquidation or dissolution of the Issuer or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Issuer or its property, an assignment for the benefit of creditors or any marshaling of the Issuer's assets and liabilities, (a) the holders of Senior Indebtedness will be entitled to receive payment in full in cash or cash equivalents of all such Senior Indebtedness (including, without limitation, interest after the commencement of any such proceeding at the rate specified in the applicable Senior Indebtedness) before the Holders of Notes will be entitled to receive any payment with respect to the Subordinated Note Obligations (except that Holders of Notes may receive and retain Permitted Junior Securities), and (b) until all Senior Indebtedness is indefeasibly paid in full in cash or cash equivalents, any distribution to which the Holders of Notes would be entitled but for this Article I shall be made to SBC or the other the holders of Senior Indebtedness, if any (except that Holders of Notes may receive and retain Permitted Junior Securities), as their interests appear.

     1.4 Default on Senior Indebtedness. The Issuer may not make any payment or distribution to the Trustee or any Holder upon or in respect of the Subordinated Note Obligations (except in Permitted Junior Securities) until all principal and other obligations with respect to Senior Indebtedness have been indefeasibly paid in full in cash or cash equivalents, if

     (a) a default in the payment of any Senior Indebtedness (including, without limitation, any principal of, premium, if any, or interest on or fees relating to any Senior Indebtedness) occurs and is continuing beyond any applicable period of grace in the Credit Agreement, Resale Agreement or other agreement or document governing such Senior Indebtedness, or

     (b) any other default occurs and is continuing with respect to any Senior Indebtedness that permits holders of the Senior Indebtedness as to which such default relates to accelerate its maturity and the Trustee receives a notice of such default (a "Payment Blockage Notice") from the Issuer or the holders of any Senior Indebtedness (or their Representative).

     Payments on the Notes may and shall be resumed (a) in the case of a payment default, upon the date on which such default is cured or waived and (b) in case of a nonpayment

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default, the earlier of the date on which such nonpayment default is cured or waived in writing by SBC or 180 days after the date on which the applicable Payment Blockage Notice is received, unless the maturity of any amount of any Senior Indebtedness has been accelerated. No new period of payment blockage may be commenced unless and until 360 days have elapsed since the effectiveness of the immediately prior Payment Blockage Notice and all scheduled payments otherwise permitted hereby on the Notes have been paid in full. No nonpayment default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Payment Blockage Notice unless such default shall have been waived or cured for a period of not less than 180 days.

     1.5 Acceleration of Securities. If payment of the Notes is accelerated because of an event of default under the Indenture, the Issuer shall promptly notify SBC and any other holders of Senior Indebtedness of the acceleration.

     1.6 When Distribution Must Be Paid Over. In the event that the Trustee or any Holder receives any payment of any Subordinated Note Obligations at a time when such payment is prohibited by Section 1.3 or 1.4 hereof, such payment shall be held by the Trustee or such Holder, in trust for the benefit of, and shall be paid forthwith over and delivered, upon written request, to, SBC and the other holders of Senior Indebtedness, if any, as their interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay such Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

     1.7 Notice by Issuer. The Issuer shall promptly notify the Trustee and the Paying Agent (as defined in the Indenture), if any, or any agent performing similar functions under the Indenture, of any facts known to the Issuer that would cause a payment of any Subordinated Note Obligations to violate this
Article I, but failure to give such notice shall not affect the subordination of the Notes to the Senior Indebtedness as provided in this Article I.

     1.8 Relative Rights. This Article I defines the relative rights of Holders of Notes and holders of Senior Indebtedness. Nothing herein shall:

          (1) impair, as between the Issuer and Holders of Notes, the obligation of the Issuer, which is absolute and unconditional, to pay the Notes in accordance with their terms; or

          (2) affect the relative rights of Holders of Notes and creditors of the Issuer other than their rights in relation to holders of Senior Indebtedness.

     If the Issuer fails because of this Article I to pay on a Note on the due date thereof, the failure is still a default or event of default in accordance with the terms of the Indenture.

     1.9 Subordination May Not Be Impaired By Issuer. No right of any holder of Senior Indebtedness to enforce the subordination of the Subordinated Note Obligations or any other Indebtedness evidenced by the Notes shall be impaired by any act or failure to act by the Issuer or any Holder or by the failure of the Issuer or any Holder to comply with this Article I or the Indenture.

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     1.10 Distribution or Notice to Representative. Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their Representative. Upon any payment or distribution of assets of the Issuer referred to in this Article I, the Trustee and the Holders of Notes shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Representative or of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders of Notes for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other Indebtedness of the Issuer, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article I.

     1.11 Rights of Trustee and Paying Agent. Nothing in this Article I shall impair the claims of, or payments to, the Trustee under or pursuant to any indemnification of the Trustee contained in the Indenture.

     1.12 Authorization to Effect Subordination. Each Holder of Notes, by the Holder's acceptance thereof, authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article I, and appoints the Trustee to act as such Holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in the Indenture at least 30 days before the expiration of the time to file such claim, the Representative is hereby authorized (but not obligated) to file an appropriate claim for and on behalf of the Holders of the Notes.

     1.13 No Waiver of Subordination Provisions.

     (a) No right of any present or future holder of any Senior Indebtedness to enforce subordination as provided in this Article I or in the Indenture shall at any time in any way be prejudiced or impaired by any act or failure to act by any such holder.

     (b) Without in any way limiting the generality of paragraph (a) of this
Section 1.14, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or any Holder, without incurring responsibility to any Holder and without impairing or releasing the subordination provided in this Article I or the obligations hereunder of the Holders to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, any Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing any Senior Indebtedness; (iii) release any Person liable in any manner for the collection or payment in any respect of any Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Issuer or any other Person.

     1.14 Amendments. The provisions of this Article I shall not be amended or modified without the written consent of SBC and all other holders, if any, of all Senior Indebtedness.

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     1.15 Bankruptcy; Turnover. The provisions hereof shall continue in full force and effect, notwithstanding the commencement of a case under the Title 11 of the United States Code, as amended (the "Federal Bankruptcy Code") by or against the Issuer or any Loan Party or any of its or their respective property. To the extent that the Trustee or any Holder of Notes has or acquires any rights under Section 363 or Section 364 of the Federal Bankruptcy Code, at such time as the Credit Agreement or the Resale Agreement is in effect or the Senior Indebtedness has not been indefeasibly paid in full, the Trustee hereby agrees not to assert such rights without the prior written consent of SBC.

     If the Trustee or any Holder of Notes receives any property of, or payment from, the Issuer or a Loan Party after the commencement of such a case on account of a claim which is subordinated by the terms of this Article I (whether as "adequate protection" payments or otherwise), the Trustee or such Holder shall immediately turn such property or payments over to SBC, in precisely the form received (except for the endorsement or assignment of such recipient when necessary) and, until so turned over, the same shall be held in trust by the Trustee or such Holder as the property of SBC.

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